                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_] Preliminary Proxy Statement                              [_] Confidential, for Use of the Commission Only (as
                                                                   permitted by Rule 14a-6(e)(2))
  [_] Definitive Proxy Statement
  [X] Definitive Additional Materials
  [_] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                        Frank Russell Investment Company
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)   Total fees paid:

--------------------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)   Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
  (3)   Filing Party:

--------------------------------------------------------------------------------
  (4)   Date Filed:

--------------------------------------------------------------------------------

                        FRANK RUSSELL INVESTMENT COMPANY

                                                              September 15, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, OCTOBER 3, 2003

Dear Shareholder:

We need your vote!

We have made several attempts to contact you, both through the mail and over the phone, regarding the shares of the Frank Russell Investment Company Funds you owned on July 7, 2003. Your vote is important to the outcome of this Shareholder Meeting. We have made considerable progress in the vote response, but we are going to need your help in order to meet the required number of votes to approve or disapprove each proposal.

Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

The Special Meeting of Shareholders is scheduled for Friday, October 3, 2003. Please take the time now to cast your vote in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote must be received before the meeting in order to be represented, or you may vote in person at the meeting.

Again, we urge you to review your proxy card and vote your shares utilizing one of the following convenient methods. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call D. F. King & Co. Inc., the fund's information agent, at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

      1.  By Phone:      For automated phone voting, call the toll-free number
                         on your proxy voting card. This number is available 24 hours a day. Enter the 12-digit control number printed on the enclosed proxy voting card.

      2.  By Internet:   Access https://proxyvote.com and enter 12-digit control
                         number printed on your proxy card.

      3.  By Mail:       Simply return your executed proxy in the enclosed
                         postage paid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the meeting moves closer and we still have not received your proxy, you may receive a call from D. F. King & Co. Inc. reminding you to exercise your right to vote.

Thank you in advance for your participation.

                        FRANK RUSSELL INVESTMENT COMPANY

                                                              September 15, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, OCTOBER 3, 2003

We need your vote!

We have made several attempts to contact you, both through the mail and over the phone, regarding the shares of the Frank Russell Investment Company Tax-Managed Global Equity Fund you owned on July 7, 2003. Your vote is important to the outcome of this Shareholder Meeting. We have made considerable progress in the vote response, but we are going to need your help in order to meet the required number of votes to approve or disapprove this proposal.

Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

The Special Meeting of Shareholders is scheduled for Friday, October 3, 2003. Please take the time now to vote your shares in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote must be received before the meeting in order to be represented, or you may vote in person at the meeting.

Again, we urge you to review the enclosed proxy card and vote your shares utilizing one of the convenient methods. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call D. F. King & Co. Inc., the fund's information agent, at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

      1.  By Phone:      For automated phone voting, call the toll-free number
                         on your proxy voting card. This number is available 24 hours a day. Enter the 12-digit control number printed on the enclosed proxy voting card.

      2.  By Internet:   Access https://vote.proxy-direct.com and enter the
                         12-digit control number printed on the enclosed proxy voting card.

      3.  By Mail:       Simply return your executed proxy voting card in the
                         enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the meeting moves closer and we still have not received your proxy, you may receive a call from D. F. King & Co. Inc. asking you to vote.

Thank you in advance for your participation.

                        FRANK RUSSELL INVESTMENT COMPANY

                                                              September 15, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, OCTOBER 3, 2003

We need your vote!

We have made several attempts to contact you, both through the mail and over the phone, regarding the shares of the Frank Russell Investment Company Funds you owned on July 7, 2003. Your vote is important to the outcome of this Shareholder Meeting. We have made considerable progress in the vote response, but we need your help in order to meet the required number of votes to approve or disapprove each proposal.

Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

The Special Meeting of Shareholders is scheduled for Friday, October 3, 2003. Please take the time now to vote your shares in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote must be received before the meeting in order to be represented, or you may vote in person at the meeting.

Again, we urge you to review your proxy card and vote your shares utilizing one of the following convenient methods. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call D. F. King & Co. Inc., the fund's information agent, at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

      1.  By Phone:     For automated phone voting, call 1-866-241-6192.  This
                        number is available 24 hours a day. Enter the 14-digit control number printed on the enclosed proxy voting card.

      2.  By Internet:  Access https://proxyvote.com and enter 14-digit control number printed on your proxy card.

      3.  By Mail:      Simply return your executed proxy in the enclosed
                        postage paid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the meeting moves closer and we still have not received your proxy, you may receive a call from D. F. King & Co. Inc. asking you to vote.

Thank you in advance for your participation.

                        FRANK RUSSELL INVESTMENT COMPANY

                                                              September 15, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, OCTOBER 3, 2003

We need your vote!

We have made several attempts to contact you, both through the mail and over the phone, regarding the shares of the Frank Russell Investment Company Equity Income Fund you owned on July 7, 2003. Your vote is important to the outcome of this Shareholder Meeting. We have made considerable progress in the vote response, but we are going to need your help in order to meet the required number of votes to approve or disapprove this proposal.

Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

The Special Meeting of Shareholders is scheduled for Friday, October 3, 2003. Please take the time now to vote your shares in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote must be received before the meeting in order to be represented, or you may vote in person at the meeting.

Again, we urge you to review the enclosed proxy card and vote your shares utilizing one of the convenient methods. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call D. F. King & Co. Inc., the fund's information agent, at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

      1.  By Phone:     For automated phone voting, call 1-866-241-6192. This
                        number is available 24 hours a day. Enter the 14-digit control number printed on the enclosed proxy voting card.

      2.  By Internet:  Access https://vote.proxy-direct.com and enter the
                        14-digit control number printed on the enclosed proxy voting card.

      3.  By Mail:      Simply return your executed proxy voting card in the
                        enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the meeting moves closer and we still have not received your proxy, you may receive a call from D. F. King & Co. Inc. asking you to vote.

Thank you in advance for your participation.

                        FRANK RUSSELL INVESTMENT COMPANY

--------------------------------------------------------------------------------

                                                              September 15, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, OCTOBER 3, 2003

We need your vote!

We have made several attempts to contact you, both through the mail and over the phone, regarding the shares of the Frank Russell Investment Company Equity Income Fund you owned on July 7, 2003. Your vote is important to the outcome of this Shareholder Meeting. We have made considerable progress in the vote response, but we are going to need your help in order to meet the required number of votes to approve or disapprove this proposal.

Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

The Special Meeting of Shareholders is scheduled for Friday, October 3, 2003. Please take the time now to vote your shares in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote must be received before the meeting in order to be represented, or you may vote in person at the meeting.

Again, we urge you to review the enclosed proxy card and vote your shares utilizing one of the convenient methods. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call D. F. King & Co. Inc., the fund's information agent, at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

     1. By Phone:      For automated phone voting, call the toll-free number on
                       your proxy voting card. This number is available 24 hours a day. Enter the 12-digit control number printed on the enclosed proxy voting card.

     2. By Internet:   Access https://vote.proxy-direct.com and enter the
                       12-digit control number printed on the enclosed proxy voting card.

     3. By Mail:       Simply return your executed proxy voting card in the
                       enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the meeting moves closer and we still have not received your proxy, you may receive a call from D. F. King & Co. Inc. asking you to vote.

Thank you in advance for your participation.

                        FRANK RUSSELL INVESTMENT COMPANY

--------------------------------------------------------------------------------

                                                              September 15, 2003

                         **IMPORTANT PROXY INFORMATION**

                         SPECIAL MEETING OF SHAREHOLDERS
                             FRIDAY, OCTOBER 3, 2003

We need your vote!

We have made several attempts to contact you, both through the mail and over the phone, regarding the shares of the Frank Russell Investment Company Tax-Managed Global Equity Fund you owned on July 7, 2003. Your vote is important to the outcome of this Shareholder Meeting. We have made considerable progress in the vote response, but we are going to need your help in order to meet the required number of votes to approve or disapprove this proposal.

Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

The Special Meeting of Shareholders is scheduled for Friday, October 3, 2003. Please take the time now to vote your shares in order to allow us to obtain a sufficient number of votes to hold the meeting. Your vote must be received before the meeting in order to be represented, or you may vote in person at the meeting.

Again, we urge you to review the enclosed proxy card and vote your shares utilizing one of the convenient methods. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts. If you have any questions regarding the Meeting or the execution of your proxy, please call D. F. King & Co. Inc., the fund's information agent, at 1-800-628-8510.

For your convenience, we have established three easy methods for you to vote:

     1. By Phone:      For automated phone voting, call 1-866-241-6192. This
                       number is available 24 hours a day. Enter the 14-digit control number printed on the enclosed proxy voting card.

     2. By Internet:   Access https://vote.proxy-direct.com and enter the
                       14-digit control number printed on the enclosed proxy voting card.

     3. By Mail:       Simply return your executed proxy voting card in the
                       enclosed postage prepaid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the meeting moves closer and we still have not received your proxy, you may receive a call from D. F. King & Co. Inc. asking you to vote.

Thank you in advance for your participation.